UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2005

MEDCO HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-269-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PORTIONS AMENDED:

The registrant hereby amends Item 9.01 of its Current Report on Form 8-K filed on August 24, 2005 to include financial statements of a business acquired and pro forma financial information in accordance with Items 9.01(a)(4) and 9.01(b)(2) within 71 days after the due date of the initial filing. Except as set forth in Item 9.01 below, no other changes are made to the Current Report on Form 8-K filed on August 24, 2005.

Item 9.01. Financial Statements and Exhibits.

(a), (b) In connection with the merger of Accredo Health, Incorporated (“Accredo”) with and into Raptor Merger Sub, Inc., a wholly-owned subsidiary of Medco Health Solutions, Inc. (“Medco”), which was completed on August 18, 2005, the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K have been included in the following documents, previously filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and are hereby incorporated by reference:

1. Accredo Health, Incorporated Annual Report on Form 10-K/A for the fiscal year ended June 30, 2004 (File No. 000-25769).

2. Accredo Health, Incorporated Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 (File No. 000-25769).

3. Amendment No. 1 to Registration Statement on Form S-4 of Medco Health Solutions, Inc. filed on July 8, 2005 (Reg. No. 333-123571).

(c)	Exhibits.

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

99.2	Accredo Health, Incorporated Annual Report on Form 10-K for the fiscal year ended June 30, 2004 (File No. 000-25769)*

99.3	Accredo Health, Incorporated Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 (File No. 000-25769)*

99.4	Amendment No. 1 to Registration Statement on Form S-4 of Medco Health Solutions, Inc. filed on July 8, 2005 (Reg. No. 333-123571)*

*	Previously filed and incorporated herein by reference.

Cautionary Language Concerning Forward-Looking Statements

Information set forth or incorporated by reference in this document contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Medco and Accredo and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Medco’s and Accredo’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Medco’s filings with the SEC, which are available at the SEC’s Web site, http://www.sec.gov. Medco disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

Date: September 13, 2005	By:	/s/ Edward C. Fargis
Edward C. Fargis
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit
23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

99.2	Accredo Health, Incorporated Annual Report on Form 10-K for the fiscal year ended June 30, 2004 (File No. 000-25769)*

99.3	Accredo Health, Incorporated Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 (File No. 000-25769)*

99.4	Amendment No. 1 to Registration Statement on Form S-4 of Medco Health Solutions, Inc. filed on July 8, 2005 (Reg. No. 333-123571)*

*	Previously filed and incorporated herein by reference.